UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2021

Harbor Custom Development, Inc.

(Exact name of registrant as specified in its charter)

Washington	333-237507	46-4827436
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11505 Burnham Dr., Suite 301

Gig Harbor, Washington 98332

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (253) 649-0636

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, no par value	HCDI	The Nasdaq Stock Market LLC
Series A Cumulative Convertible Preferred Stock, no par value per share	HCDIP	The Nasdaq Stock Market LLC
Warrants to purchase Common Stock	HCDIW	The Nasdaq Stock Market LLC
Warrants to purchase Common Stock	HCDIZ	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

Underwriting Agreement

On October 4, 2021, Harbor Custom Development, Inc., a Washington corporation (the “Company”), entered into an underwriting agreement (the “Underwriting Agreement”) with ThinkEquity LLC (the “Underwriter”), pursuant to which the Company agreed to sell to the Underwriter in a firm commitment underwritten public offering (the “Offering”) 2,400,000 shares of 8.0% Series A Cumulative Convertible Preferred Stock (“Series A Preferred Shares”) and 12,000,000 warrants (the “Warrants”) to purchase common stock at $2.97 per share. In addition, the Company granted the Underwriter an over-allotment option to purchase up to an additional 360,000 Series A Preferred Shares and 1,800,000 Warrants. On October 5, 2021, the Underwriter exercised the over-allotment option with respect to 1,800,000 Warrants.

The Offering was made pursuant to registration statements on Form S-1 (File Nos. 333-259465 and 333-260040) (collectively, the “Registration Statements”), filed with the Securities and Exchange Commission (the “Commission”). ThinkEquity acted as sole book-running manager for the Offering.

The net proceeds to the Company from the Offering, after deducting the underwriting discount and the Underwriter’s fees and expenses were $33,076,740. The Company anticipates using the net proceeds from the Offering primarily for land acquisition, construction, and development and working capital.

Under the terms of the Underwriting Agreement, the Company agreed to pay the Underwriter an underwriting discount of 7.0% of the gross proceeds received by the Company in the Offering.

The Underwriting Agreement contains customary representations and warranties that the parties made to, and solely for the benefit of, the other party in the context of all of the terms and conditions of that agreement and in the context of the specific relationship between the parties. The provisions of the Underwriting Agreement, including the representations and warranties contained therein, are not for the benefit of any party other than the parties to such agreement and are not intended as documents for the investors and the public to obtain factual information about the current state of affairs of the parties to those documents and agreements. Rather, investors and the public should look to other disclosures contained in the Company’s filings with the Commission.

In connection with the Offering, on August 13, 2021, the Company filed with the Secretary of State of Washington an Amendment to its Certificate of Designation of 8.0% Series A Cumulative Convertible Preferred Stock, increasing the total authorized Series A Preferred Shares from 2,000,000 to 5,000,000 shares (the “Amendment to the Certificate of Designation”).

The foregoing summary of the terms of the Underwriting Agreement and the Amendment to the Certificate of Designation is subject to and qualified in its entirety by reference to the form of such documents, copies of which are filed as exhibits to this Current Report on Form 8-K, and as Exhibit 3.7 to the Registration Statements, respectively and incorporated herein by reference.

Warrant Agency Agreement

In connection with the Offering, the Company and Mountain Share Transfer, Inc. entered into a Warrant Agency Agreement on October 7, 2021 (the “Warrant Agreement”). The Warrant Agreement sets forth the terms of the warrants (the “Warrants”) sold in the Offering and appointed Mountain Share Transfer, Inc. to act as warrant agent for the Warrants.

The foregoing description of the Warrant Agreement is qualified in its entirety by reference to the Warrant Agreement, a copy of which is attached hereto as Exhibit 4.1 and is hereby incorporated by reference into this Item 1.01.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 13, 2021, the Company filed with the Secretary of State of Washington the Amendment to the Certificate of Designation, which increases the total authorized Series A Preferred Shares to 5,000,000. All other terms of the Certificate of Designation remained the same.

The foregoing description of the terms pertaining to the Series A Preferred Shares is not complete and is qualified in its entirety by reference to the full text of the Amendment to the Certificate of Designation, a copy of which is filed as Exhibit 3.7 to the Registration Statements and incorporated by reference herein.

Item 8.01. Other Events.

On October 5, 2021, the Company issued a press release announcing the pricing of the Offering. On October 7, 2021, the Company issued a press release announcing the closing of the Offering. Copies of the press releases are attached hereto as Exhibit 99.1 and Exhibit 99.2 and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibit

(d) Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit Number	Description
1.1	Underwriting Agreement, dated October 4, 2021, by and between Harbor Custom Development, Inc. and ThinkEquity LLC
3.1	Amendment to Certificate of Designation of 8.0% Series A Cumulative Convertible Preferred Stock, filed on August 13, 2021 (Incorporated by reference to Exhibit 3.7 to the Registration Statement on Form S-1 (File No. 333-259465) filed by the Company with the SEC on September 10, 2021)
4.1	Warrant Agency Agreement between the Harbor Custom Development, Inc. and Mountain Share Transfer, Inc., dated October 7, 2021
99.1	Press Release of Harbor Custom Development, Inc., dated October 5, 2021
99.2	Press Release of Harbor Custom Development, Inc., dated October 7, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 8, 2021	Harbor Custom Development, Inc.

	By:	/s/ Jeff Habersetzer
Jeff Habersetzer
Chief Operating Officer, Secretary, and General Counsel